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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)    FEBRUARY 4, 2002

                            ------------------------

                            TYCO CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)

           NEVADA                         1-1861                       65-1051227
       (State or other           (Commission File Number)             (IRS Employer
       jurisdiction of                                             Identification No.)
       incorporation)

                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code (212) 536-1390

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ITEM 5. OTHER EVENTS.

    This Current Report on Form 8-K includes as exhibits press releases issued by Tyco Capital Corporation on February 4, 2002 and February 5, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

    99.1  Press release issued February 4, 2002.

    99.2  Press release issued February 5, 2002.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TYCO CAPITAL CORPORATION______________
                                          (Registrant)

                                          By: ________/s/ JOSEPH M. LEONE_______
                                                       Joseph M. Leone
                                                EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER
                                             (PRINCIPAL ACCOUNTING AND FINANCIAL
                                                         OFFICER)

Dated: February 4, 2002

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